Exhibit 10.1
AMENDMENT NO. 12

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 12 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “AAmendment”), is entered into as of June 29, 2012 (the “Amendment Effective Date”), by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft, which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, Amendment No. 8 dated as of February 4, 2008, Amendment No. 9 dated as of June 24, 2008, Amendment No. 10 dated as of July 12, 2009, and Amendment No. 11 dated as of December 29, 2011, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1 -	A320 GROUP 3 AIRCRAFT PROPULSION SYSTEMS

Clause 2.3.1 of the Agreement states that all A320 Group 3 Aircraft will be delivered with two (2) IAE V2527-A5 powerplants installed.
Notwithstanding Clause 2.3.1 of the Agreement, the Buyer has requested and the Seller agrees that the Buyer may, subject to satisfaction of both conditions set forth in (i) and (ii) below, select the CFM

International CFM56-5B4/3 powerplant for all (but not some) A320 Group 3 Aircraft rather than the IAE V2527-A5 powerplants:

(i)	the Buyer will give written notice to the Seller by no later than ***** of its selection of the CFM International CFM56-5B4/3 powerplant; and

(ii)	the parties will execute and deliver an amendment to the Agreement by no later than ***** that includes the matters set forth in Appendix 1 hereto.
If either of the above conditions is not fulfilled, the Buyer shall have no option to select the CFM International CFM56-5B4/3 powerplant for any A320 Group 3 Aircraft and all A320 Group 3 Aircraft will be delivered only in accordance the terms and conditions of the Agreement as amended by Amendment No. 11.

2 -	NEO PROPULSION SYSTEMS

Clause 2.3.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3.3	If the Buyer has not selected the A320 NEO Propulsion Systems as of the date of Amendment No. 11, such choice shall be made no later than *****.

UNQUOTE

3 -	PREDELIVERY PAYMENTS

The parties acknowledge that Predelivery Payments received as of the Amendment Effective Date in respect of the A320 Group 3 Aircraft have been calculated using the IAE V2527-A5 Reference Price. If the Buyer selects the CFM56-5B4/3 powerplant, the Seller will retain excess Predelivery Payments, if any, and such excess will be applied against the next Predelivery Payment due for each A320 Group 3 Aircraft.

4 -	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that at the time of execution hereof, no event shall have occurred which constitutes a Termination Event under the Agreement.

5 -	EEFFECT OF THE AMENDMENTU

1.
The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.
The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6 -	UCONFIDENTIALITYU

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential and hereby agree that such information is subject to the terms and conditions contained in Clause 22.7 of the Agreement.

7 -	GOVERNING LAWU

1.
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

2.	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8 -	UCOUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the Amendment Effective Date.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Thomas Canfield	By:	/s/ Christopher Mourey
Its:	SVP & General Counsel	Its:	Senior Vice President - Contracts

APPENDIX 1

1.	The definition of A320 Propulsion Systems will be deleted in its entirety and replaced with the following quoted text:

QUOTE

A320 Propulsion Systems - in respect of an (i) A320 Aircraft, A320 Group 1 Aircraft or A320 Group 2 Aircraft, the two (2) IAE V2527-A5 powerplants installed thereon at Delivery and (ii) A320 Group 3 Aircraft, the two (2) CFM International CFM56-5B4/3 powerplants installed thereon at Delivery, each composed of the powerplants (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Seller by the Propulsion Systems manufacturer.

UNQUOTE

2.	Clause 2.3.1 of the Agreement will be deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3    Propulsion Systems

2.3.1.1	The Airframe for the A320 Group 1 Aircraft and A320 Group 2 Aircraft will be equipped with a set of two (2) International Aero Engine V2527-A5 Propulsion Systems.

2.3.1.2	The Airframe for the A320 Group 3 Aircraft will be equipped with a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems.

UNQUOTE

3.	Clause 3.1.1.3.2 of the Agreement will be deleted in its entirety and replaced with the following quoted text:

QUOTE

3.1.1.3.2    A320 Propulsion Systems

3.1.1.3.2.1	The Base Price of the IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

*****

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of ***** in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.2.2	The Base Price of the CFM56-5B4/3 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

*****

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by CFM International of ***** in accordance with delivery conditions prevailing in January 2002.

UNQUOTE

4.	Exhibit H-3 to the Agreement will be deleted in its entirety and replaced with the Exhibit H-3 attached to this Appendix 1.

EXHIBIT H-3

CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA

1.1    Reference Price of the Propulsion System

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems is as quoted in Clause 3.1.1.3 of the Agreement.

The Reference Prices for a set of two (2) CFM International LEAP-X series Propulsion Systems are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4. and 1.5. hereof.

1.2    Reference Periods

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2002 as defined by CFM International by the Reference Composite Price Index (CPI) 148.84.

The Reference Prices for a set of two (2) CFM International LEAP-X series Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2010 as defined by CFM International by the Reference Composite Price Index (CPI) 186.92.

1.3    Indexes
Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing”, hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by 1.777 and rounded to the first decimal place).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.
1.4    Revision Formula

For CFM56-5B4/3 Propulsion Systems:        *****
For CFM LEAP-X series Propulsion Systems:    *****

*****

1.5    General Provisions

1.5.1    Roundings

The Material Index average ***** will be rounded to the nearest second decimal place and the Labor Index average ***** will be rounded to the nearest first decimal place.

***** will be rounded to the nearest second decimal place.

The final factor ***** will be rounded to the nearest third decimal place.

The final factor ***** will be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. After final computation Pn will be rounded to the nearest whole number (0.5 rounds to 1).

1.5.2    Final Index Values

The revised Reference Price at the date of Aircraft Delivery will not be subject to any further adjustments in the indexes.

1.5.3    Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

1.5.4    Annulment of the Formula

Should the above provisions become null and void by action of the US Government, the Reference Price will be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

1.5.5    Limitation

*****